                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A
                                    --------


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                   INTERNATIONAL MANUFACTURING SERVICES, INC.


              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    77-0393609
-----------------------------------         ------------------------------------
(State of incorporation                     (I.R.S. Employer Identification No.)
or organization)

                    2071 Concourse Drive, San Jose, CA 95131

               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                     Name of each exchange on which
    to be so registered                     each class is to be registered
   --------------------                     ------------------------------
           None                                         None


     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
this box.  [   ]

     If this Form relates to the registration of a class of debt securities and is to be effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.  [   ]

       Securities to be registered pursuant to Section 12(g) of the Act:

                     CLASS A COMMON STOCK, $0.001 par value


                          ---------------------------
                                (Title of class)

Item 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
             -------------------------------------------------------

             Incorporated by reference to the section entitled "Description of Capital Stock - Authorized Capital Stock - Class A Common Stock" appearing on page 46 of Registrant's Amendment No. 1 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 17, 1997 (SEC File No. 333-34557) (the "S-1 Registration Statement").

Item 2.      EXHIBITS
             --------

             The following exhibits are filed as a part of this Registration
             Statement:

             3.1* Amended and Restated Certificate of Incorporation of Registrant, as amended.

             3.2* Form of Amended and Restated Certificate of Incorporation of Registrant (to be filed immediately after the closing of the Registrant's initial public stock offering).

             3.3*  Amended and Restated Bylaws of Registrant.

             4.1*  Form of Registrant's Class A Common Stock certificate.



_________________
* Incorporated by reference to the Exhibits of the same number to the S-1 Registration Statement.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  September 17, 1997         INTERNATIONAL MANUFACTURING SERVICES, INC.


                                   By:  /s/ Robert G. Behlman
                                        --------------------------------------
                                        Robert G. Behlman
                                        President, Chief Executive Officer and
                                        Chairman of the Board of Directors

                                    FORM 8-A


                   INTERNATIONAL MANUFACTURING SERVICES, INC.


                               INDEX TO EXHIBITS
                               -----------------


Exhibits No.
------------

     3.1* Amended and Restated Certificate of Incorporation of Registrant, as amended.

     3.2* Form of Amended and Restated Certificate of Incorporation of Registrant (to be filed immediately after the closing of the Registrant's initial public stock offering).

     3.3*  Amended and Restated Bylaws of Registrant.

     4.1*  Form of Registrant's Common Stock certificate.



__________________________
* Incorporated by reference to the Exhibits of the same number to the S-1 Registration Statement.